UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Global Asset Management (Americas), Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Closed-end funds	March 31, 2015

Fort Dearborn Income Securities, Inc.

Semiannual Report

Fort Dearborn Income Securities, Inc.

May 8, 2015

Dear shareholder,

We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2015.

Performance

For the six months ended March 31, 2015, the Fund posted a total return on a net asset value (“NAV”) basis of 2.00%, and 1.95% on a market price basis. Over the same period, the Fund’s benchmark, the Barclays US Aggregate Index (the “Index”) returned 3.43%. The Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated classification, posted a median total return of 3.11% on a NAV basis, and 2.21% on a market price basis.1 (For more performance information, please refer to “Performance at a glance” on page 5.) During the reporting period, neither the Fund nor the Index used leverage. (Leverage magnifies returns both on the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV during the six month reporting period. On the last trading day preceding the reporting period, September 30, 2014, the Fund traded at a discount of 9.5%, versus the

9.0% median discount of the Fund’s Lipper peer group. As of March 31, 2015, the Fund traded at a discount of 9.8%, versus the 8.0% median discount of the Fund’s Lipper peer group. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, such as supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Market commentary

While the US economy continued to expand, the pace decelerated during the reporting period. For comparison purposes, US gross domestic product (“GDP”) growth accelerated to a 5.0% seasonally-adjusted annualized rate during the third quarter of 2014, the highest rate since the third quarter of 2003. GDP grew at 2.2% seasonally-adjusted annualized rate during the fourth quarter of 2014, compared with a 5.0% rate during the third quarter, before the beginning of the reporting period. First quarter 2015 GDP growth was 0.2% based on the Commerce Department’s initial estimate on April 29, 2015, after the reporting period had ended.2 This was partially attributed to severe winter weather in parts of the country.

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. However, at the Fed’s meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it “… anticipates that it will be

Fort Dearborn Income Securities, Inc.

Investment objective:

Current income consistent with external interest rate conditions and total return

Portfolio Managers:

Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach UBS Global Asset Management (Americas) Inc.

Commencement:

December 19, 1972

NYSE symbol:

FDI

Dividend payments:

Quarterly

[1]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	Based on the Commerce Department’s initial estimate announced on April 29, 2015, after the reporting period had ended.

Fort Dearborn Income Securities, Inc.

appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” Finally, at the central bank’s meeting that concluded on April 29, 2015, after the reporting period had ended, it said “…even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Both short- and long-term Treasury yields declined during the reporting period, and the yield curve flattened.3 The overall US bond market, as measured by the Barclays US Aggregate Index, gained 3.43% during the six months ended March 31, 2015. Most US spread sectors posted positive total returns during the reporting period, as they were supported by overall solid demand and declining Treasury yields.4 Over the six month period ended March 31, 2015, the Fund underperformed the Index on a net asset total return basis. The commentary below describes factors that impacted the Fund’s performance relative to the Index.

Portfolio commentary

What worked

•	Certain of the Fund’s spread sector allocations contributed to performance during the reporting period.

–	Overweights and security selection of commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) were additive for results.

–	A large underweight to agency mortgage-backed securities (“MBS”) was beneficial, as the sector lagged the Index during the reporting period.

•	The Fund’s yield curve positioning was a small contributor to results.

–	Our yield curve flattening bias was beneficial, as we had an overweight to the intermediate portion of the yield curve and an underweight to the short end of the curve.

What didn’t work

•	The Fund’s credit exposure was the largest detractor from results.

–	Overweight allocations to investment grade and high yield corporate bonds were negative for performance, as they lagged the Index.

–	Security selection of investment grade and high yield corporate bonds detracted from results. In particular, the Fund’s industrial credits, including those in the energy sector, weighed on performance.

•	The Fund’s duration positioning detracted from results during the reporting period.

–	We tactically adjusted the Fund’s duration during the reporting period, but it was shorter than that of the Index. This was not rewarded given the declining interest rate environment.

Portfolio adjustments

•	There were only minor adjustments made to the Fund’s sector positioning during the reporting period.

[3]	When the yield curve flattens, the difference in yields between long-term bonds and short-term bonds decreases, either as a result of longer-term bond yields declining or shorter-term bond yields increasing.
[4]	A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

Fort Dearborn Income Securities, Inc.

•	We continued to employ certain derivatives.

–	The Fund utilized US Treasury and Eurodollar futures and options to more effectively manage the Fund’s duration and yield curve positioning. Overall, duration and yield curve management strategies generated mixed results during the reporting period.

–	The Fund utilized credit derivatives, such as credit default swaps, to manage exposure across different fixed income sectors. These instruments were used to help reduce risk in the portfolio, but also to add exposure to areas we found attractive, and offered an opportunity to boost the Fund’s net investment income. As noted earlier, however, overall credit strategies—including the bond securities held by the Fund—were negative contributors to results over the reporting period.

–	The use of currency instruments, such as foreign exchange forward positions, was quite limited during the period. Given that the Fund does not currently seek active currency risk, these instruments were effectively used to hedge the Fund’s foreign currency-denominated bond positions back to US dollars.

Outlook

Economic data in the US has recently pointed to a slowdown in economic activity, including disappointing retail sales and manufacturing numbers. We believe moderating growth was partially due to severe winter weather in parts of the country. In our view, the US economy will gain some momentum as the year progresses. That said, we do not expect to see robust growth given continued slack in some areas of the economy, generally weak growth overseas and the impact from the stronger US dollar. We believe the Fed will start raising rates later in 2015, but that its approach to policy normalization will be very gradual.

Turning to the fixed income market, the potential for higher rates is a headwind for bond prices. However, we do not expect to see a sharp rise in rates given the global economic environment and the cautious Fed. We believe credit fundamentals are generally sound, with large cash balances on many corporate balance sheets and low defaults. We are keeping a close eye on market technicals, as investor demand could be challenged at times given numerous geopolitical issues and if the Fed takes a more aggressive stance in terms of rate hikes.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President Fort Dearborn Income Securities, Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager Fort Dearborn Income Securities, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Fort Dearborn Income Securities, Inc.

John Dugenske	Craig Ellinger
Portfolio Manager	Portfolio Manager
Fort Dearborn Income Securities, Inc.	Fort Dearborn Income Securities, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2015. The views and opinions in the letter were current as of May 8, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/2015

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	2.00%	4.10%	7.17%	6.55%
Lipper Corporate Debt Funds BBB-Rated median	3.11	5.59	7.23	6.34
Market price returns

Fort Dearborn Income Securities, Inc.	1.95%	4.48%	7.74%	7.28%
Lipper Corporate Debt Funds BBB-Rated median	2.21	5.24	4.87	6.20
Index returns

FDI Fund Index[1]	3.43%	5.72%	7.09%	6.28%
Barclays US Aggregate Index[2]	3.43	5.72	4.41	4.93

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Corporate Debt Funds BBB-Rated” category, which includes non-leveraged closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.

[1]	The FDI Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to 5/31/2013—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). From 6/1/2013 to present—100% Barclays US Aggregate Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in the Statement of operations included in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit, US government securities and derivative investments risks. Further detailed information regarding the Fund, including a discussion of investment objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	03/31/15	09/30/14	03/31/14
Net asset value	$15.93	$15.99	$15.95
Market price	$14.37	$14.47	$14.41
12-month dividends/distributions	$0.6747	$0.9402	$0.9902
Dividend/distribution at period-end	$0.1600	$0.1500	$0.1500
Net assets (mm)	$139.7	$140.3	$140.0
Weighted average maturity (yrs.)	10.1	10.0	8.8
Duration (yrs.)[2]	4.6	5.0	4.6

Credit quality[3]	03/31/15	09/30/14	03/31/14
US Treasury[4]	2.4%	1.7%	0.2%
US Agency[4,5]	1.8	2.1	3.0
AA	0.6	2.5	2.5
A	14.3	12.8	10.9
BBB	58.4	56.8	58.4
BB	10.3	12.4	12.4
B	2.3	1.5	2.3
CCC and Below	0.7	0.9	0.6
Non-rated	7.3	7.6	8.0
Cash equivalents	0.0 [6]	1.9	1.1
Other assets, less liabilities	1.9	(0.2)	0.6
Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's Financial Services LLC, a part of McGraw-Hill Financial ("S&P"), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.
[4]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund's aggregate exposure to AA rated debt would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[5]	Includes agency debentures and agency mortagage-backed securities.
[6]	Amount represents less than 0.05% of net assets.

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of March 31, 2015

Bonds
Corporate bonds
Automobiles	1.68%
Banks	22.80
Capital markets	3.37
Chemicals	3.64
Commercial services & supplies	0.74
Communications equipment	0.42
Construction materials	0.96
Consumer finance	1.01
Diversified financial services	3.54
Diversified telecommunication services	1.55
Electric utilities	0.86
Electronic equipment, instruments & components	0.22
Energy equipment & services	0.43
Food & staples retailing	0.64
Gas utilities	0.58
Hotels, restaurants & leisure	1.21
Insurance	6.66
Internet & catalog retail	0.22
IT services	0.44
Leisure products	0.17
Life sciences tools & services	0.11
Machinery	1.50
Media	3.80
Metals & mining	3.94
Oil, gas & consumable fuels	10.91
Paper & forest products	1.23
Pharmaceuticals	0.04
Real estate investment trust (REIT)	0.71
Technology hardware, storage & peripherals	1.05
Tobacco	2.89
Trading companies & distributors	1.41
Wireless telecommunication services	0.51

Total corporate bonds	79.24

Asset-backed securities	0.47%
Collateralized debt obligations	3.37
Commercial mortgage-backed securities	6.62
Mortgage & agency debt securities	1.83
Residential mortgage-backed securities	0.50
Municipal bonds	2.69
US government obligations	2.38
Non-US government obligation	0.85

Total bonds	97.95

Common stock	0.04
Preferred stocks	0.10
Short-term investment	0.05

Total investments	98.14

Cash and other assets, less liabilities	1.86

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

	Face amount	Value
Bonds: 97.95%
Corporate bonds: 79.24%
Brazil: 4.13%
Banco do Brasil SA, 9.000%, due 06/18/24[1,2,3]	$585,000	$501,637
Caixa Economica Federal, 2.375%, due 11/06/17[1]	1,400,000	1,321,880
Petrobras Global Finance BV, 5.375%, due 01/27/21	1,130,000	1,013,915
6.250%, due 03/17/24	400,000	374,240
6.875%, due 01/20/40	1,275,000	1,146,021
Vale Overseas Ltd., 4.375%, due 01/11/22	1,465,000	1,408,261
Total Brazil corporate bonds		5,765,954

Canada: 2.79%
Barrick North America Finance LLC, 5.750%, due 05/01/43	1,450,000	1,503,940
Encana Corp., 6.625%, due 08/15/37	250,000	288,984
NOVA Chemicals Corp., 5.000%, due 05/01/25[1]	210,000	219,450
5.250%, due 08/01/23[1]	510,000	532,950
Teck Resources Ltd., 6.250%, due 07/15/41	875,000	847,684
Yamana Gold, Inc., 4.950%, due 07/15/24	510,000	501,438
Total Canada corporate bonds		3,894,446

China: 0.20%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]	280,000	278,600

Colombia: 0.16%
Ecopetrol SA, 4.125%, due 01/16/25	230,000	220,197

France: 0.64%
Orange SA, 9.000%, due 03/01/31	575,000	887,621

Germany: 1.00%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	300,000	313,890
Unitymedia KabelBW GmbH, 6.125%, due 01/15/25[1]	1,020,000	1,078,650
Total Germany corporate bonds		1,392,540

Indonesia: 0.34%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	450,000	482,063

	Face amount		Value
Ireland: 1.07%
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]		$1,690,000	$1,495,650

Israel: 0.04%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		57,000	60,032

Italy: 0.38%
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	100,000	152,197
Telecom Italia Capital SA, 6.375%, due 11/15/33		$350,000	374,500
Total Italy corporate bonds			526,697

Luxembourg: 0.37%
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		500,000	514,375

Malaysia: 0.30%
SSG Resources Ltd., 4.250%, due 10/04/22[4]		410,000	420,859

Mexico: 3.21%
America Movil SAB de CV, 5.000%, due 03/30/20		625,000	708,263
Cemex SAB de CV, 5.700%, due 01/11/25[1]		1,000,000	980,000
5.875%, due 03/25/19[1]		350,000	361,375
Petroleos Mexicanos, 3.500%, due 01/30/23		1,450,000	1,415,925
6.375%, due 01/23/45		500,000	559,000
6.500%, due 06/02/41		410,000	462,767
Total Mexico corporate bonds			4,487,330

Netherlands: 1.96%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]		1,425,000	1,962,325
LYB International Finance BV, 4.875%, due 03/15/44		470,000	504,852
LyondellBasell Industries NV, 4.625%, due 02/26/55		280,000	278,812
Total Netherlands corporate bonds			2,745,989

Norway: 1.60%
Eksportfinans ASA, 5.500%, due 05/25/16		620,000	643,498
5.500%, due 06/26/17		1,500,000	1,597,500
Total Norway corporate bonds			2,240,998

Portugal: 1.03%
EDP Finance BV, 4.900%, due 10/01/19[1]		1,000,000	1,063,060
6.000%, due 02/02/18[1]		350,000	380,632
Total Portugal corporate bonds			1,443,692

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Sweden: 0.96%
Nordea Bank AB, 4.875%, due 05/13/21[1]	$1,230,000	$1,348,696

United Kingdom: 5.26%
Barclays Bank PLC, 5.140%, due 10/14/20	1,110,000	1,233,228
6.050%, due 12/04/17[1]	900,000	990,655
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	2,300,000	2,702,194
Royal Bank of Scotland Group PLC, 5.125%, due 05/28/24	450,000	472,100
6.100%, due 06/10/23	1,760,000	1,957,220
Total United Kingdom corporate bonds		7,355,397

United States: 53.80%
21st Century Fox America, Inc., 7.750%, due 12/01/45	350,000	527,966
ADT Corp., 3.500%, due 07/15/22	1,140,000	1,037,400
AEP Texas Central Co., Series E, 6.650%, due 02/15/33	495,000	661,773
Allstate Corp., 5.750%, due 08/15/53[2]	1,000,000	1,088,750
Altria Group, Inc., 5.375%, due 01/31/44	850,000	994,089
9.950%, due 11/10/38	750,000	1,301,616
Anadarko Holding Co., 7.500%, due 10/15/26	1,354,000	1,721,883
AXA Financial, Inc., 7.000%, due 04/01/28	165,000	214,186
Bank of America Corp., 6.110%, due 01/29/37	2,000,000	2,435,382
7.750%, due 05/14/38	1,000,000	1,440,070
Boston Properties LP, REIT, 3.800%, due 02/01/24	430,000	452,193
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	1,500,000	1,661,700
Caterpillar, Inc., 4.300%, due 05/15/44	400,000	432,979
CenturyLink, Inc., Series P, 7.600%, due 09/15/39	200,000	204,875
CF Industries, Inc., 4.950%, due 06/01/43	1,500,000	1,585,177
Citigroup, Inc., Series D, 5.350%, due 05/15/23[2,3]	2,130,000	2,060,775

	Face amount	Value
6.300%, due 05/15/24[2,3]	$400,000	$408,500
8.125%, due 07/15/39	1,435,000	2,257,370
DISH DBS Corp., 7.875%, due 09/01/19	1,300,000	1,452,750
Energy Transfer Partners LP, 5.950%, due 10/01/43	750,000	827,326
9.000%, due 04/15/19	900,000	1,112,089
ERP Operating LP, REIT, 4.750%, due 07/15/20	485,000	541,789
Fidelity National Financial, Inc., 5.500%, due 09/01/22	700,000	763,902
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	300,000	337,718
Flextronics International Ltd., 5.000%, due 02/15/23	300,000	313,776
Ford Motor Co., 7.450%, due 07/16/31	1,700,000	2,347,003
Freeport-McMoRan, Inc., 3.550%, due 03/01/22	200,000	185,126
General Electric Capital Corp., Series C, 5.250%, due 06/15/23[2,3]	2,650,000	2,722,875
General Motors Financial Co., Inc., 3.000%, due 09/25/17	500,000	509,375
4.750%, due 08/15/17	850,000	895,220
Georgia-Pacific LLC, 8.000%, due 01/15/24	1,300,000	1,724,784
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	1,355,000	1,581,770
6.750%, due 10/01/37	570,000	748,440
Harris Corp., 6.375%, due 06/15/19	200,000	228,646
Hasbro, Inc., 6.350%, due 03/15/40	200,000	237,008
International Lease Finance Corp., 7.125%, due 09/01/18[1]	1,750,000	1,964,375
JPMorgan Chase & Co., 3.375%, due 05/01/23	360,000	362,421
Series 1, 7.900%, due 04/30/18[2,3]	4,600,000	4,950,750
Kinder Morgan Energy Partners LP, 5.625%, due 09/01/41	700,000	739,993
5.800%, due 03/15/35	710,000	781,302
6.500%, due 09/01/39	75,000	85,351
Kinder Morgan, Inc., 6.500%, due 09/15/20	300,000	347,298
7.250%, due 06/01/18	300,000	340,354
Kroger Co., 6.900%, due 04/15/38	650,000	887,416
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	1,000,000	1,065,133

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Life Technologies Corp., 6.000%, due 03/01/20	$135,000	$155,911
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	275,000	451,163
MetLife, Inc., 6.400%, due 12/15/36	1,460,000	1,730,100
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	450,000	243,000
Morgan Stanley, 4.100%, due 05/22/23	1,000,000	1,040,711
Series F, 5.625%, due 09/23/19	1,175,000	1,337,470
Motorola Solutions, Inc., 3.500%, due 03/01/23	350,000	351,212
NextEra Energy Capital Holdings, Inc., 6.650%, due 06/15/67[2]	200,000	199,000
ONEOK Partners LP, 8.625%, due 03/01/19	215,000	254,747
Phillips 66, 4.300%, due 04/01/22	225,000	245,322
PNC Financial Services Group, Inc., 4.482%, due 05/04/15[2,3]	1,000,000	1,002,000
Series R, 4.850%, due 06/01/23[2,3]	1,000,000	975,000
PNC Preferred Funding Trust I, 1.921%, due 03/15/17[1,2,3]	1,200,000	1,098,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	2,305,000	2,346,490
5.875%, due 09/15/42[2]	300,000	325,875
Series B, 5.750%, due 07/15/33	40,000	48,206
QVC, Inc., 4.450%, due 02/15/25	310,000	312,066
Reynolds American, Inc., 7.250%, due 06/15/37	1,325,000	1,745,813
Seagate HDD Cayman, 3.750%, due 11/15/18	1,050,000	1,094,287
5.750%, due 12/01/34[1]	350,000	374,098
Southern Copper Corp., 3.500%, due 11/08/22	800,000	800,500
6.750%, due 04/16/40	250,000	266,525
Southern Natural Gas Co., LLC, 8.000%, due 03/01/32	430,000	534,843
Sprint Capital Corp., 6.875%, due 11/15/28	200,000	183,500

	Face amount	Value
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	$270,000	$277,094
4.500%, due 10/01/34	180,000	187,296
SunTrust Bank, 7.250%, due 03/15/18	495,000	572,751
Time Warner Cable, Inc., 7.300%, due 07/01/38	600,000	808,810
8.750%, due 02/14/19	910,000	1,123,351
Transocean, Inc., 6.800%, due 03/15/38	835,000	599,112
Valero Energy Corp., 7.500%, due 04/15/32	965,000	1,253,980
Wells Fargo Capital X, 5.950%, due 12/15/36	1,475,000	1,528,469
Williams Cos., Inc., 8.750%, due 03/15/32	177,000	211,830
Williams Partners LP, 6.300%, due 04/15/40	1,025,000	1,127,801
Wyndham Worldwide Corp., 3.900%, due 03/01/23	1,210,000	1,233,352
Xerox Corp., 6.350%, due 05/15/18	540,000	609,847
Total United States corporate bonds		75,190,206
Total corporate bonds (cost $105,274,128)		110,751,342

Asset-backed securities: 0.47%
United States: 0.47%
Capital Auto Receivables Asset Trust, Series 2014-1, Class D, 3.390%, due 07/22/19	375,000	381,376
Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, due 11/10/19	232,395	268,998
Total asset-backed securities (cost $607,338)		650,374

Collateralized debt obligations: 3.37%
United States: 3.37%
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.356%, due 04/25/26[1,2]	450,000	443,813
CIFC Funding Ltd., Series 2014-1A, Class C, 3.053%, due 04/18/25[1,2]	750,000	734,625
Dryden Senior Loan Fund, Series 2014-31A, Class C, 3.107%, due 04/18/26[1,2]	800,000	788,000
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.263%, due 10/15/26[1,2]	550,000	540,375

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Collateralized debt obligations—(concluded)
United States—(concluded)
Goldentree Loan Opportunities VIII Ltd., Series 2014-8A, Class D, 3.877%, due 04/19/26[1,2]	$550,000	$536,195
Halcyon Loan Advisors Funding Ltd., Series 2014-1A, Class C, 3.257%, due 04/18/26[1,2]	850,000	827,025
JFIN CLO Ltd., Series 2014-1A, Class C, 3.257%, due 04/20/25[1,2]	450,000	442,350
Octagon Investment Partners XIX CLO Ltd., Series 2014-1A, Class C, 3.103%, due 04/15/26[1,2]	420,000	404,674
Total collateralized debt obligations (cost $4,759,659)		4,717,057

Commercial mortgage-backed securities: 6.62%
United States: 6.62%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	250,000	291,482
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.776%, due 09/15/26[1,2]	1,000,000	995,868
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.225%, due 08/15/26[1,2]	1,000,000	998,818
Commercial Mortgage Loan Trust, Series 2014-CR17, Class C, 4.736%, due 05/10/47[2]	800,000	860,750
Series 2013-LC13, Class C, 5.048%, due 08/10/46[1,2]	500,000	559,621
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class C, 4.610%, due 02/10/47[2]	250,000	269,940
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.075%, due 07/15/31[1,2]	500,000	499,854
Series 2014-GC18, Class C, 4.949%, due 01/10/47[2]	300,000	326,206
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class D, 3.165%, due 04/15/30[1,2]	500,000	500,022
Madison Avenue Trust, Series 2013-650M, Class D, 4.170%, due 10/12/32[1,2]	500,000	523,601

	Face amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	$500,000	$540,970
Series 2014-C14, Class C, 4.834%, due 02/15/47[2]	700,000	762,284
Series 2013-C13, Class C, 4.895%, due 11/15/46[2]	699,000	760,164
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.446%, due 07/13/29[1,2]	250,000	251,946
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.672%, due 11/15/27[1,2]	125,000	125,585
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.800%, due 03/18/28[1,2]	1,000,000	989,492
Total commercial mortgage-backed securities (cost $8,997,209)		9,256,603

Mortgage & agency debt securities: 1.83%
United States: 1.83%
Federal Home Loan Mortgage Corp. Gold Pools, #E01127, 6.500%, due 02/01/17[5]	8,744	9,081
Federal National Mortgage Association Pools,[5] #AE1568, 4.000%, due 09/01/40	325,981	349,593
#688066, 5.500%, due 03/01/33	69,604	79,724
#793666, 5.500%, due 09/01/34	335,754	382,319
#802481, 5.500%, due 11/01/34	64,329	73,244
#596124, 6.000%, due 11/01/28	70,630	81,389
Federal National Mortgage Association REMIC, IO,[5] Series 2013-15, Class IO, 2.500%, due 03/25/28	3,205,389	299,082
Series 2013-87, Class IW, 2.500%, due 06/25/28	4,760,444	442,227
Series 2013-64, Class LI, 3.000%, due 06/25/33	3,426,612	524,443
Series 2011-91, Class EI, 3.500%, due 08/25/26	2,747,612	288,732
Government National Mortgage Association Pools, #781029, 6.500%, due 05/15/29	19,885	23,785
Total mortgage & agency debt securities (cost $2,522,396)		2,553,619

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

	Face amount	Value
Bonds—(concluded)
Residential mortgage-backed securities: 0.50%
United States: 0.50%
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, due 02/25/36 (cost $804,398)	$826,879	$694,174

Municipal bonds: 2.69%
Illinois: 2.25%
State of Illinois, GO Bonds, 5.100%, due 06/01/33	1,350,000	1,373,530
5.665%, due 03/01/18	710,000	783,379
5.877%, due 03/01/19	885,000	990,235
		3,147,144

New Jersey: 0.15%
New Jersey State Turnpike Authority Revenue Bonds, Series F, 7.414%, due 01/01/40	140,000	210,658

Tennessee: 0.29%
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds, 6.731%, due 07/01/43	300,000	403,320
Total municipal bonds (cost $3,388,813)		3,761,122

US government obligations: 2.38%
US Treasury Bond, 3.000%, due 11/15/44	1,250,000	1,369,629
US Treasury Inflation Indexed Bond (TIPS), 0.750%, due 02/15/45	500,000	504,604
US Treasury Inflation Indexed Note (TIPS), 0.125%, due 07/15/24	1,475,000	1,451,201
Total US government obligations (cost $3,287,657)		3,325,434

	Face amount	Value
Non-US government obligation: 0.85%
Brazil: 0.85%
Federative Republic of Brazil, 5.000%, due 01/27/45 (cost $1,264,097)	$1,290,000	$1,193,250
Total bonds (cost $130,905,695)		136,902,975

	Shares
Common stock: 0.04%
United States: 0.04%
WMI Holdings Corp.* (cost $14,157)	25,741	56,630

Preferred stocks: 0.10%
United States: 0.10%
Ally Financial, Inc. 7.000%, due on 05/1/15[1,3]	42	42,899
JPMorgan Chase & Co. 5.450%, due on 03/1/18[3]	4,000	98,600
Total preferred stocks (cost $136,713)		141,499

Short-term investment: 0.05%
Investment company: 0.05%
UBS Cash Management Prime Relationship Fund[6] (cost $65,616)	65,616	65,616
Total investments: 98.14% (cost $131,122,181)		137,166,720

Cash and other assets, less liabilities: 1.86%		2,602,347
Net assets: 100.00%		$139,769,067

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,136,306
Gross unrealized depreciation	(2,091,767)
Net unrealized appreciation of investments	$6,044,539

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 16. Portfolio footnotes begin on page 15.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 15 contracts (USD)	June 2015	$2,464,709	$2,458,125	$(6,584)
5 Year US Treasury Notes, 63 contracts (USD)	June 2015	7,559,109	7,573,289	14,180
10 Year US Treasury Notes, 85 contracts (USD)	June 2015	10,825,818	10,957,032	131,214
US Treasury futures sell contracts:
US Long Bond, 71 contracts (USD)	June 2015	(11,472,303)	(11,635,125)	(162,822)
US Ultra Bond, 31 contracts (USD)	June 2015	(5,172,971)	(5,266,125)	(93,154)
10 Year US Treasury Notes, 104 contracts (USD)	June 2015	(13,269,229)	(13,406,250)	(137,021)
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 74 contracts (USD)	September 2016	(18,176,119)	(18,273,375)	(97,256)
Net unrealized depreciation on futures contracts				$(351,443)

Credit default swap on credit indices—sell protection7

Counterparty	Referenced Index[8]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[10]
BOA	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000%	$25,312	$22,404	$47,716	3.077%
BOA	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000	(3,694)	22,404	18,710	3.077
BOA	CMBX.NA.BBB. Series 6 Index	USD	7,000,000	05/11/63	3.000	(161,194)	79,848	(81,346)	2.660
						$(139,576)	$124,656	$(14,920)

Credit default swaps on corporate and sovereign issues—buy protection11

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
CITI	Prudential Financial Inc. bond, 6.100%, due 06/15/17	USD	1,410,000	03/20/20	1.000%	$28,319	$(17,695)	$10,624
JPMCB	Boston Scientific Corp. bond, 2.650%, due 10/01/18	USD	2,800,000	12/20/19	1.000	33,975	(75,493)	(41,518)
						$62,294	$(93,188)	$(30,894)

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

Credit default swaps on corporate and sovereign issues — Sell protection7

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments made	Value	Unrealized appreciation
CITI	MetLife Inc. bond, 4.750%, due 06/15/17	USD	1,410,000	03/20/20	1.000%	$(19,446)	$19,972	$526

Options written

	Expiration date	Premiums received	Value
Call options
30 Year US Treasury Bonds, 87 contracts, strike @ USD 162.00	April 2015	$302,164	$(267,797)
Options written on credit default swaps on credit indices[12]
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: BOA, Notional Amount USD 7,000,000	June 2015	15,246	(8,859)
Total options written		$317,410	$(276,656)

Written options activity for the period ended March 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at September 30, 2014	566	$192,581
Options written	1,326	825,995
Options terminated in closing purchase transactions	(1,805)	(716,412)
Options expired prior to exercise	—	—
Options outstanding at March 31, 2015	87	$302,164

Written swaptions activity for the period ended March 31, 2015 was as follows:

Premiums received
Swaptions outstanding at September 30, 2014	$17,325
Swaptions written	56,800
Swaptions terminated in closing purchase transactions	(58,879)
Swaptions expired prior to exercise	—
Swaptions outstanding at March 31, 2015	$15,246

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$110,751,342	$—	$110,751,342
Asset-backed securities	—	650,374	—	650,374
Collateralized debt obligations	—	3,732,869	984,188	4,717,057
Commercial mortgage-backed securities	—	9,256,603	—	9,256,603
Mortgage & agency debt securities	—	2,553,619	—	2,553,619
Residential mortgage-backed securities	—	694,174	—	694,174
Municipal bonds	—	3,761,122	—	3,761,122
US government obligations	—	3,325,434	—	3,325,434
Non-US government obligation	—	1,193,250	—	1,193,250
Common stock	56,630	—	—	56,630
Preferred stocks	98,600	42,899	—	141,499
Short-term investment	—	65,616	—	65,616
Futures contracts	145,394	—	—	145,394
Swap agreements	—	144,628	—	144,628
Total	$300,624	$136,171,930	$984,188	$137,456,742
Liabilities
Futures contracts	$(496,837)	$—	$—	$(496,837)
Swap agreements	—	(93,188)	—	(93,188)
Options written	(267,797)	(8,859)	—	(276,656)
Total	$(764,634)	$(102,047)	$—	$(866,681)

At March 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period.

	Collateralized Debt Obligation	Total
Assets
Beginning balance	$1,803,750	$1,803,750
Purchases	—	—
Sales	(534,985)	(534,985)
Accrued discounts (premiums)	—	—
Total realized loss	(770)	(770)
Change in net unrealized appreciation/depreciation	1,375	1,375
Transfers into Level 3	982,813	982,813
Transfers out of Level 3	(1,267,995)	(1,267,995)
Ending balance	$984,188	$984,188

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at March 31, 2015 was $1,375. Transfers into and out of Level 3 represent the value at the end of the period. At March 31, 2015, securities were transferred from Level 2 to Level 3 as the valuations are based on unobservable inputs. Securities were also transferred from Level 3 to Level 2 as the valuations are based primarily on observable inputs from an established pricing source.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the value of these securities amounted to $30,304,789 or 21.68% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of March 31, 2015 and changes periodically.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

[3]	Perpetual investment. Date shown reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At March 31, 2015, the value of this security amounted to $420,859 or 0.30% of net assets.
[5]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/14	Purchases during the six months ended 03/31/15	Sales during the six months ended 03/31/15	Value 03/31/15	Net income earned from affiliate for the six months ended 03/31/15
UBS Cash Management Prime Relationship Fund	$2,708,315	$10,532,801	$13,175,500	$65,616	$549

[7]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[8]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[9]	Payments made or received are based on the notional amount.
[10]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[11]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[12]	Illiquid investment as of March 31, 2015.

Portfolio acronyms

CLO	Collateralized Loan Obligations
GO	General Obligation
GS	Goldman Sachs
GSR	Goldman Sachs Residential
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. in exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2015

(unaudited)

Counterparty abbreviation

BOA	Bank of America
CITI	Citibank NA
JPMCB	JPMorgan Chase Bank

Currency abbreviation

GBP	Great Britain Pound
USD	United States Dollar

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities — March 31, 2015

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$131,056,565)	$137,101,104
Investment in affiliated issuer, at value (cost—$65,616)	65,616
Total investments, at value (cost—$131,122,181)	$137,166,720
Foreign currency, at value (cost—$5,633)	5,595
Interest receivable	1,754,275
Dividends receivable	131
Foreign tax reclaims receivable	10,140
Due from broker for centrally cleared swap agreements	246,498
Due from broker for futures contracts	812,809
Cash collateral for futures contracts	601,432
Outstanding swap agreements, at value[1]	144,628
Other assets	26,952
Total assets	140,769,180
Liabilities:
Variation margin on futures contracts	351,443
Options written, at value (premiums received—$317,410)	276,656
Payable for investment advisory fees	162,945
Outstanding swap agreements, at value[1]	93,188
Due to custodian	20,643
Directors’ fees payable	8,779
Accrued expenses and other liabilities	86,459
Total liabilities	1,000,113
Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	$135,116,083
Distributions in excess of net investment income	(33,956)
Accumulated net realized loss	(1,001,021)
Net unrealized appreciation	5,687,961
Net assets	$139,769,067
Net asset value per share	$15.93

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $96,728.

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of operations

For the six months ended March 31, 2015 (unaudited)
Investment income:
Interest income	$3,294,041
Dividends	4,211
Affiliated income	549
Total income	3,298,801
Expenses:
Investment advisory fees	328,569
Professional fees	50,720
Reports and notices to shareholders	35,010
Custody and accounting fees	31,395
Transfer agency fees	23,112
Directors’ fees	17,564
Listing fees	11,842
Insurance expense	5,858
Franchise taxes	4,129
Other expenses	12,857
Total expenses	521,056
Net investment income	2,777,745
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(134,992)
Futures contracts	(998,006)
Options written	340,304
Swap agreements	151,544
Forward foreign currency contracts	26,774
Foreign currency transactions	(4,154)
Change in net unrealized appreciation/depreciation on:
Investments	1,430,355
Futures contracts	(685,125)
Options written	(135,042)
Swap agreements	(43,744)
Forward foreign currency contracts	(5,760)
Translation of other assets and liabilities denominated in foreign currency	(300)
Net realized and unrealized loss from investment activities	(58,146)
Net increase in net assets resulting from operations	$2,719,599

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the six months ended March 31, 2015 (unaudited)	For the year ended September 30, 2014
From operations:
Net investment income	$2,777,745	$5,300,356
Net realized gain (loss)	(618,530)	278,218
Change in net unrealized appreciation/depreciation	560,384	3,592,334
Net increase in net assets resulting from operations	2,719,599	9,170,908
Dividends and distributions to shareholders from:
Net investment income	(2,808,213)	(5,484,791)
Net realized gains	(480,029)	(2,764,335)
Total dividends and distributions to shareholders	(3,288,242)	(8,249,126)
Net increase (decrease) in net assets	(568,643)	921,782
Net assets:
Beginning of period	140,337,710	139,415,928
End of period	$139,769,067	$140,337,710
Distributions in excess of net investment income	$(33,956)	$(3,488)

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the Six months ended March 31, 2015 (unaudited)	For the years ended September 30,
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.99	$15.89	$17.87	$17.29	$17.35	$16.50
Net investment income[1]	0.32	0.60	0.60	0.67	0.75	0.81
Net realized and unrealized gains (losses)	(0.01)	0.44	(1.06)	1.34	0.54	1.23
Net increase (decrease) from operations	0.31	1.04	(0.46)	2.01	1.29	2.04
Dividends from net investment income	(0.32)[2]	(0.62)	(0.70)	(0.71)	(0.92)	(0.90)
Distributions from net realized gains	(0.05)[2]	(0.32)	(0.82)	(0.72)	(0.43)	(0.29)
Total dividends and distributions	(0.37)	(0.94)	(1.52)	(1.43)	(1.35)	(1.19)
Net asset value, end of period	$15.93	$15.99	$15.89	$17.87	$17.29	$17.35
Market price, end of period	$14.37	$14.47	$13.96	$17.20	$16.07	$16.15
Total net asset value return[3]	2.00%	6.77%	(2.82)%	12.23%	8.10%	12.98%
Total market price return[4]	1.95%	10.69%	(10.77)%	16.81%	8.59%	17.71%
Ratios to average net assets:
Expenses	0.75%[5]	0.83%	0.71%	0.67%	0.70%	0.70%
Net investment income	3.99%[5]	3.76%	3.56%	3.89%	4.50%	4.91%
Supplemental data:
Net assets, end of period (000’s)	$139,769	$140,338	$139,416	$156,791	$151,695	$152,241
Portfolio turnover rate	5%	44%	133%	175%	154%	101%
Number of shares outstanding at end of year (000’s)	8,776	8,776	8,776	8,776	8,776	8,776

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[5]	Annualized.

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio of securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at a fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non registered investment companies are also valued at the daily net asset value.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investments; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk related contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of March 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of March 31, 2015 the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended March 31, 2015. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk as of and for the year ended March 31, 2015 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Total
Futures contracts[1]	$145,394	$—	$145,394
Swap agreements[2]	—	144,628	144,628
Total value	$145,394	$144,628	$290,022

[1]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

Liability derivatives
	Interest rate risk	Credit risk	Total
Futures contracts[1]	$(496,837)	$—	$(496,837)
Options written[2]	(267,797)	(8,859)	(276,656)
Swap agreements[2]	—	(93,188)	(93,188)
Total value	$(764,634)	$(102,047)	$(866,681)

[1]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	Statement of assets and liabilities location: Options written, at value and outstanding swap agreements, at value.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Activities in derivative instruments during the period ended March 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$26,774	$26,774
Futures contracts	(998,006)	—	—	(998,006)
Options purchased[2]	(218,254)	—	—	(218,254)
Options written	287,258	53,046	—	340,304
Swap agreements	—	151,544	—	151,544
Total net realized gain (loss)	$(929,002)	$204,590	$26,774	$(697,638)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(5,760)	$(5,760)
Futures contracts	(685,125)	—	—	(685,125)
Options purchased[2]	119,497	—	—	119,497
Options written	(128,145)	(6,897)	—	(135,042)
Swap agreements	—	(43,744)	—	(43,744)
Total change in net unrealized appreciation/depreciation	$(693,773)	$(50,641)	$(5,760)	$(750,174)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts[1]	145,394	(496,837)
Options and swaptions written	—	(276,656)
Swap agreements	144,628	(93,188)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	290,022	(866,681)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(145,394)	764,634
Total gross amount of assets and liabilities subject to MNA or similar agreements	144,628	(102,047)

[1]	Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of March 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BOA	124,656	(8,859)	—	115,797
CITI	19,972	(17,695)	—	2,277
Total	144,628	(26,554)	—	118,074

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BOA	(8,859)	8,859	—	—
CITI	(17,695)	17,695	—	—
JPMCB	(75,493)	—	—	(75,493)
Total	(102,047)	26,554	—	(75,493)

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Mortgage-backed securities and other investments

The Fund invests in Mortgage-Backed Securities (“MBS”), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (“CMOs”). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Interest-only and principal-only securities

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Dividend income is recorded on the ex-dividend date.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2015 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements, at value on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/ loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

High yield bond risk

Investing in high yield bonds involves the risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody’s) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Capital stock

At March 31, 2015, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the period ended March 31, 2015, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates

Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2015, the Fund owed UBS Global AM $162,945 for investment advisory fees.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

(unaudited)

Purchases and sales of securities

Purchases and sales (including maturities) of portfolio securities during the period ended March 31, 2015, were as follows: debt securities, excluding short-term securities and US government debt obligations, $3,755,060 and $6,063,650, respectively; and US government debt obligations, $3,304,281 and $2,706,764, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$5,470,562
Net long-term capital gains	2,778,564
$8,249,126

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending September 30, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Fund had no pre-enactment or post-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

As of, and during the period ended March 31, 2015, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.

General information

(unaudited)

The Fund

Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://globalamus.ubs.com/corpweb/closedendedfunds.do.

An annual meeting of the shareholders of the Fund was held on December 5, 2014. At the meeting, Adela Cepeda, John J. Murphy, Frank K. Reilly, Edward M. Roob, Abbie J. Smith and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Adela Cepeda	6,387,306	1,299,212
John J. Murphy	6,341,797	1,344,721
Frank K. Reilly	6,380,349	1,306,169
Edward M. Roob	6,379,242	1,307,276
Abbie J. Smith	6,344,078	1,342,440
J. Mikesell Thomas	6,344,393	1,342,125

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793-8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793-8637, online on the Fund’s Web site: http://www.ubs.com/us/en/ asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan

On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholders’ best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Fort Dearborn Income Securities, Inc.

General information

(unaudited)

Dividend reinvestment plan

The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Fort Dearborn Income Securities, Inc.

General information

(unaudited)

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446-2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Directors

Adela Cepeda

Frank K. Reilly

Abbie J. Smith

Edward M. Roob

J. Mikesell Thomas

John Murphy

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Investment Advisor

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2015 UBS Global Asset Management (Americas) Inc. All rights reserved.

©UBS 2015. All rights reserved.

UBS Global Asset Management (Americas) Inc. is a

subsidiary of UBS AG.

May 2015

www.ubs.com/globalam-us

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in
Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary,  1⁄2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least  1⁄2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the Fund, at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 8th, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 8, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	June 8th, 2015